UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 26, 2006
                                                  ------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                     0-28815                   06-1241321
--------------------------------------------------------------------------------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (860) 567-8752
                                                     --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8.     Other Events.
               ------------

     Item 8.01.   Other Events.
                  ------------

      On December 26, 2006, First Litchfield Financial Corporation issued a press release disclosing that it has completed a repositioning of the investment portfolio. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9.     Financial Statements and Exhibits.
               ---------------------------------

     Item 9.01.   Financial Statements and Exhibits.
                  ---------------------------------

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   Not Applicable.

            (d)   Exhibits
                  --------

                  99.1  Press Release dated December 26, 2006.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: December 26, 2006                  FIRST LITCHFIELD FINANCIAL CORPORATION


                                          By:    /s/ Carroll A. Pereira
                                              ----------------------------------
                                              Carroll A. Pereira
                                              Treasurer


                                      -2-